EXHIBIT 99.3

Exide Technologies Announces New Leader for Transportation Europe Division

ALPHARETTA, Ga., Nov. 6, 2008 (GLOBE NEWSWIRE) -- Exide Technologies (Nasdaq:XIDE), (www.exide.com), a global leader in stored electrical-energy solutions, announced today that Michael Ostermann has accepted the Company's offer to lead the Transportation Europe division, and is expected to assume his responsibilities as President, Transportation Europe, no later than January 2, 2009.

Reporting to Exide's Executive Vice President and Chief Operating Officer EJ O'Leary, Mr. Ostermann will be responsible for the commercial and operational aspects of the division as well as the overall profitability of the business. He will be based at the Exide Transportation Europe headquarters in Gennevilliers, France.

He succeeds Rodolphe Reverchon, who served Exide as President, Transportation Europe, from May of 2005 to September of 2008. Until Mr. Ostermann assumes his new position at Exide, Joel Campbell will continue serving the Company as Interim President for the Transportation Europe division.

Mr. Ostermann brings a broad range of automotive industry and operations experience to his new position at Exide. Since 2005, he has served Frauenthal Holding AG in a number of capacities, including Management Board Member and Managing Director with full divisional responsibility for the Company's Automotive Components sector. Frauenthal is a Tier 1 supplier of leaf springs, suspension arms, stabilizers, braking system air reservoirs and U-Bolts to all of the commercial vehicle manufacturers in Europe.

While at Frauenthal, Mr. Ostermann was responsible for establishing the company's Automotive Division and for leading the integration of a dozen decentralized production locations. He also was instrumental in formulating and streamlining Frauenthal's lean organization, accomplishing both a reduction in overhead and an increase in operational productivity.

Prior to his three years at Frauenthal, he held a number of positions at Styria, a leading European manufacturer of leaf springs and stabilizer bars for commercial vehicles and trailer axles.

Mr. Ostermann holds a Machine Construction Degree with a focus on manufacturing technology and a Diplom-Ingenieur (German equivalent of a Master of Science Degree) from Fachhochschule (University of Applied Sciences) in Dusseldorf, Germany.

"Michael's wide-ranging experience in both the automotive industry and change management discipline make him a tremendous asset to the Exide leadership team, and we look forward to his implementation of initiatives designed to enhance quality and drive profitability," said EJ O'Leary. "Our strategy calls for a relentless focus on integration of branding, moving closer to our customers and establishing an even greater cohesion across our European Transportation business, and Michael will be instrumental in leading these efforts for the division."

About Exide Technologies

Exide Technologies, with operations in more than 80 countries, is one of the world's largest producers and recyclers of lead-acid batteries. The Company's four global business groups -- Transportation Americas, Transportation Europe and Rest of World, Industrial Energy Americas and Industrial Energy Europe and Rest of World -- provide a comprehensive range of stored electrical energy products and services for industrial and transportation applications.

Transportation markets include original-equipment and aftermarket automotive, heavy-duty truck, agricultural and marine applications, and new technologies for hybrid vehicles and automotive applications. Industrial markets include network power applications such as telecommunications systems, electric utilities, railroads, photovoltaic (solar-power related) and uninterruptible power supply (UPS), and motive-power applications including lift trucks, mining and other commercial vehicles.

Further information about Exide, including its financial results, are available at www.exide.com.

The Exide Technologies logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=5067

Forward-Looking Statements

Except for historical information, this press release may be deemed to contain "forward-looking" statements. The Company desires to avail itself of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Act") and is including this cautionary statement for the express purpose of availing itself of the protection afforded by the Act. The Company undertakes no obligation to publicly update or revise any forward-looking statement in this or any prior forward-looking statements whether as a result of new information, future developments or otherwise.

Examples of forward-looking statements include, but are not limited to, (a) projections of revenues, cost of raw materials, income or loss, earnings or loss per share, capital expenditures, growth prospects, dividends, the effect of currency translations, capital structure and other financial items, (b) statements of plans and objectives of the Company or its management or Board of Directors, including the introduction of new products, or estimates or predictions of actions by customers, suppliers, competitors or regulating authorities, (c) statements of future economic performance and (d) statements of assumptions, such as the prevailing weather conditions in the Company's market areas, underlying other statements and statements about the Company or its business.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following general factors such as: (i) the Company's ability to implement and fund based on current liquidity business strategies and restructuring plans, (ii) unseasonable weather (warm winters and cool summers) which adversely affects demand for automotive and some industrial batteries, (iii) the Company's substantial debt and debt service requirements which may restrict the Company's operational and financial flexibility, as well as imposing significant interest and financing costs, (iv) the litigation proceedings to which the Company is subject, the results of which could have a material adverse effect on the Company and its business, (v) the realization of the tax benefits of the Company's net operating loss carry forwards, which is dependent upon future taxable income, (vi) the fact that lead, a major constituent in most of the Company's products, experiences significant fluctuations in market price and is a hazardous material that may give rise to costly environmental and safety claims, (vii) competitiveness of the battery markets in North America and Europe, (viii) risks involved in foreign operations such as disruption of markets, changes in import and export laws, currency restrictions, currency exchange rate fluctuations and possible terrorist attacks against U.S. interests, (ix) general economic conditions, (x) the ability to acquire goods and services and/or fulfill labor needs at budgeted costs, (xi) the Company's reliance on a single supplier for its polyethylene battery separators, (xii) the Company's ability to successfully pass along increased material costs to its customers, (xiii) the loss of one or more of the Company's major customers for its industrial and transportation products; (xiv) recently adopted U.S. lead emissions standards and the implementation of such standards by applicable states; and (xv) the ability of the Company's customers to pay for products and services in light of liquidity constraints resulting from global economic conditions and restrictive credit markets.

Therefore, the Company cautions each reader of this press release carefully to consider those factors set forth above and those factors described in the Company's Form 10-K filed on June 9, 2008 and its Form 10-Q filed on November 6, 2008, because such factors have, in some instances, affected and in the future could affect, the ability of the Company to achieve its projected results and may cause actual results to differ materially from those expressed herein.

CONTACT:  J.Addams & Partners, Inc.
          Media Contacts:
          Jeannine Addams
            jfaddams@jaddams.com
          Kristin Wohlleben
            kwohlleben@jaddams.com
          404/231-1132

          Exide Technologies
          Investor Contact:
          Carol Knies, Senior Director of Investor Relations
          678/566-9316 phone
          carol.knies@exide.com